EXHIBIT 10.4

EXECUTION COPY

$150,000,000 INCREMENTAL REVOLVING FACILITY COMMITMENTS

…………………………………………
INCREMENTAL ASSUMPTION AGREEMENT
Dated as of August 30, 2011
among
RAYONIER, INC.,
RAYONIER TRS HOLDINGS INC.,
RAYONIER FOREST RESOURCES, L.P.,
and
RAYONIER OPERATING COMPANY LLC
as the Borrowers
…………………………………………
THE GUARANTORS
and
THE TRS SUBSIDIARY GUARANTORS,
…………………………………………
CREDIT SUISSE AG,
as Administrative Agent

…………………………………………
THE EXISTING LENDERS PARTY HERETO,
as Increasing Lenders
…………………………………………
and

THE ADDITIONAL LENDERS PARTY HERETO,
as Assuming Lenders
…………………………………………………………………………………………
CREDIT SUISSE SECURITIES (USA) LLC
as Sole Lead Arranger and Sole Bookrunner

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INCREMENTAL ASSUMPTION AGREEMENT
THIS INCREMENTAL ASSUMPTION AGREEMENT (this “Agreement”), dated as of August 30, 2011, is made by and among RAYONIER INC., a North Carolina corporation (“Rayonier”), RAYONIER TRS HOLDINGS INC., a Delaware corporation (“TRS”), RAYONIER FOREST RESOURCES, L.P., a Delaware limited partnership (“RFR”) and RAYONIER OPERATING COMPANY LLC, a Delaware limited liability company (“ROC”; and each of Rayonier, TRS, RFR and ROC being referred to herein individually as a “Borrower”, and collectively as the “Borrowers”), Rayonier, TRS and ROC, each as a Guarantor (as defined in the Guarantee Agreement), the TRS Subsidiary Guarantors, the existing Lenders whose names appear on the signature pages hereto, each as an Increasing Lender (as defined in the Credit Agreement referred to below) (in such capacity, the “Increasing Lenders”), the Persons whose names appear on the signature pages hereto, each as an Assuming Lender (as defined in the Credit Agreement referred to below) (in such capacity, the “Assuming Lenders”) and Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders under, and as defined in the Credit Agreement.
PRELIMINARY STATEMENTS:
(1)The Borrowers, the Administrative Agent and the other agents party thereto, and lenders from time to time party thereto are parties to a Five-Year Revolving Credit Agreement, dated as of April 21, 2011 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”). Capitalized terms not otherwise defined in this Agreement have the same meanings as specified in the Credit Agreement;
(2)Rayonier has requested as of August 4, 2011 (the “Request Date”) that the Increasing Lenders collectively provide incremental Commitments (the “Increasing Lender Incremental Commitments”) in an aggregate amount together with any Assuming Lender Incremental Commitments referred to below, equal to $150,000,000 (the “Aggregate Commitment Increase”), and each Increasing Lender is prepared to provide a portion of such Aggregate Commitment Increase, in the respective amounts set forth in Annex I attached hereto, in each case subject to the other terms and conditions set forth herein;
(3)Rayonier has also requested that the Assuming Lenders collectively provide incremental Commitments (the “Assuming Lender Incremental Commitments”, and together with the Increasing Lender Incremental Commitments, the “Incremental Commitments”) such that the aggregate amount of such Assuming Lender Incremental Commitments together with all Increasing Lender Incremental Commitments provided by the Increasing Lenders shall not exceed the Aggregate Commitment Increase, and each Assuming Lender is prepared to provide a portion of such Aggregate Commitment Increase, in the respective amounts set forth in Annex II attached hereto, in each case subject to the other terms and conditions set forth herein;
(4)Pursuant to Section 2.19(d) of the Credit Agreement, each Assuming Lender shall become a Lender under the Credit Agreement pursuant to an Assumption Agreement substantially in the form of Exhibit A hereto; and
(5)The Borrowers, the Increasing Lenders, the Assuming Lenders and the Administrative Agent are entering into this Agreement in order to evidence such Incremental Commitments, which are to be made in the form of additional Commitments, in accordance with Section 2.19 of the Credit Agreement.
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION 1.Commitment Increase.
(a)    Pursuant to Section 2.19 of the Credit Agreement, and subject to the satisfaction of the conditions set forth in Section 3 hereof, on and as of the Effective Date (as hereinafter defined),

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each Increasing Lender, as a Lender under the Credit Agreement before giving effect to this Agreement, agrees that the amount of its Commitment shall automatically increase by the amount of its Increasing Lender Incremental Commitment set forth opposite its name on Annex I attached hereto.
(b)    Pursuant to Section 2.19 of the Credit Agreement, and subject to the satisfaction of the conditions set forth in Section 3 hereof, on and as of the Effective Date (as hereinafter defined), each Assuming Lender agrees to provide to the Borrowers the amount of its Assuming Lender Incremental Commitment set forth opposite its name on Annex II attached hereto.
SECTION 2.Amendments to the Credit Agreement. Pursuant to Section 2.19 of the Credit Agreement, and subject to the satisfaction of the respective conditions precedent set forth in Section 3 hereof, effective on and as of the Effective Date, the Credit Agreement is hereby amended as follows:
(a)The aggregate amount of the Commitments shall be increased to $450,000,000;
(b)Schedule I of the Credit Agreement is amended and restated in its entirety by deleting the existing Schedule I and replacing such deleted Schedule I with a new “Schedule I” in the form attached hereto as Annex III.
SECTION 3.Conditions to Effectiveness. This Agreement, and (x) the obligations of the Increasing Lenders to provide the Increasing Lender Incremental Commitments specified in Section 1(a) hereof and (y) the obligations of the Assuming Lenders to provide the Assuming Lender Incremental Commitments specified in Section 1(b) hereof, in each case, shall become effective on and as of the Business Day (the “Effective Date”) occurring on or before October 9, 2011 on which the following conditions shall have been satisfied:
(a)The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party, or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.
(b)The Administrative Agent shall have received, on behalf of itself, the Issuing Bank and the Lenders, favorable legal opinions of (i) Michael R. Herman, Rayonier's Vice President and General Counsel, and (ii) Alston & Bird LLP, special counsel for the Borrowers and the other Loan Parties, in each case (A) dated the Effective Date, (B) addressed to the Administrative Agent, the Issuing Bank and the Lenders, (C) covering such matters relating to this Agreement and the other documents delivered in connection herewith, and the transactions contemplated herein and therein, as the Administrative Agent shall reasonably require, and (D) in form and substance, reasonably satisfactory to the Administrative Agent.
(c)All legal matters incident to this Agreement, the provision of the Incremental Commitments hereunder and the other documents delivered in connection herewith or therewith shall be reasonably satisfactory to the Administrative Agent, each Increasing Lender and each Assuming Lender on the Effective Date.
(d)The Administrative Agent shall have received each of the items referred to below:
(i)a certificate of the Secretary or Assistant Secretary of each Borrower, dated the Effective Date and certifying:
(A)that attached thereto is a true and complete copy of the duly executed resolutions or written consent of the Board of Directors or Sole Member of such Borrower (as applicable), authorizing the execution, delivery and performance of this Agreement and any other documents delivered in connection herewith on behalf of such Borrower (and in the case of TRS Holdings Inc., instructing and authorizing its applicable Subsidiaries to do

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the same), and the extensions of credit under the Credit Agreement, as amended hereby, and that such resolutions or written consent have not been modified, rescinded or amended, and that it is in full force and effect on the Effective Date;
(B)with respect to each Borrower, either (I) that the certificate of incorporation and the by-laws or such other applicable organizational document of such Borrower have not been amended since the Closing Date of the Credit Agreement, or (II) that attached thereto is a true and complete copy of such Borrower's certificate of incorporation and by-laws or other applicable organizational documents, including all amendments thereto since the Closing Date of the Credit Agreement, certified as of a recent date by the Secretary of State of the jurisdiction of its incorporation or organization;
(C)that attached thereto is a true and complete certificate as to the good standing of each Borrower as of a recent date from the Secretary of State of the jurisdiction of its incorporation or organization; and
(D)as to the incumbency and specimen signature of each officer or other duly authorized person executing this Agreement or any other document delivered in connection herewith on behalf of each Borrower;
(ii)a certification of another officer or other duly authorized person as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to Section 3(d)(i) hereof;
(iii)a certificate of a Responsible Officer of each Borrower certifying (A) as to the satisfaction of the conditions set forth in Sections 3(f) and 3(g) below, and (B) that, upon the satisfaction of the conditions precedent set forth in this Section 3 and the execution and delivery by each Assuming Lender of an Assumption Agreement substantially in the form of Exhibit A hereto, the conditions set forth in Section 2.19 of the Credit Agreement will have been satisfied;
(iv)a copy of the written notice from Rayonier requesting the Incremental Commitments in the amount equal to the Aggregate Commitment Increase, executed and delivered by Rayonier pursuant to Section 2.19(a) of the Credit Agreement;
(v)a copy of the duly executed resolutions of the Board of Directors of Southern Wood Piedmont Company authorizing the execution, delivery and performance of this Agreement and any other documents delivered in connection herewith on behalf of Southern Wood Piedmont Company;
(vi)a copy of that certain Fee Letter, dated as of the date first written above, and made by and among the Administrative Agent and each of the Borrowers (the “Fee Letter”); and
(vii)such other documents as the Administrative Agent may reasonably request in connection with the Incremental Commitments.
(e)The Administrative Agent shall have received:
(i)A non-refundable participation fee, to be paid to (A) each Increasing Lender for its own account, in an amount equal to the applicable percentage set forth in the Fee Letter of such Increasing Lender's Increasing Lender Incremental

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Commitment as of the Effective Date, as set forth in Annex I attached hereto, and (B) each Assuming Lender for its own account, in an amount equal to the applicable percentage set forth in the Fee Letter of such Assuming Lender's Assuming Lender Incremental Commitment as of the Effective Date, as set forth in Annex II attached hereto; and
(ii)all other fees due and payable to the Administrative Agent and to any Lenders on or prior to the Effective Date and, to the extent invoiced, all other amounts due and payable pursuant to the Loan Documents on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out‑of‑pocket expenses (including reasonable fees, charges and disbursements of Shearman & Sterling LLP) required to be reimbursed or paid by the Borrowers hereunder or under any Loan Document.
(f)Each of the representations and warranties made by each Borrower in or pursuant to Section 4 of this Agreement, the Credit Agreement (except for the representations and warranties specified in Section 4.01(e) thereof), and in the other Loan Documents (except, in each case, to the extent applicable to an earlier date) shall be true and correct in all material respects on and as of the Effective Date as if made on and as of such date.
(g)No Default or Event of Default shall have occurred and be continuing as of the Request Date or as of the Effective Date, and no Default or Event of Default shall occur or shall have occurred as a result of the written notice from Rayonier delivered pursuant to Section 3(d)(iv) above or as a result of the effectiveness of this Agreement or the consummation of the transactions set forth herein.
(h)At least five Business Days prior to the Effective Date, the Administrative Agent shall have received any documentation and other information requested in writing by the Administrative Agent (acting on behalf of any Assuming Lenders) at least five Business Days prior to the Closing Date that is required by bank regulatory authorities under applicable “know your customer” and Anti-Money Laundering rules and regulations, including, without limitation, the USA PATRIOT Act. Such documentation shall include, without limitation, evidence satisfactory to the Administrative Agent (and any applicable Assuming Lenders) of (y) the listing of Capital Stock of Rayonier on the New York Stock Exchange and (z) Rayonier's direct or indirect ownership of all of the outstanding Capital Stock of ROC, TRS, RFR and any Subsidiary Guarantors.
SECTION 4.Representations and Warranties: Each Loan Party hereby represents and warrants (or in the case of clause (d) below, each Borrower hereby represents and warrants) as follows:
(a)The execution and delivery of this Agreement by such Loan Party, and the performance by such Loan Party of its obligations under this Agreement and under each of the other Loan Document to which it is a party (each as amended hereby), is within such Loan Party's requisite powers, have been duly authorized by all requisite action, including member or partnership action, and do not contravene (i) such Loan Party's certificate or articles of incorporation, formation or organization, the operating agreement, the partnership agreement, the by-laws or other similar organizational agreement, as applicable or (ii) law or any material contractual restriction binding on or affecting such Loan Party or, to the actual knowledge of a Responsible Officer of such Loan Party, any other contractual

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restriction binding on or affecting such Loan Party;
(b)No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority, regulatory body or any other third party is required for the due execution and delivery of this Agreement by such Loan Party, and for the performance by such Loan Party of its obligations under this Agreement and under each of the other Loan Document to which it is a party (each as amended hereby);
(c)This Agreement has been, and each of the Notes and other Loan Documents to be delivered by any Loan Party when delivered hereunder will have been, duly executed and delivered by such Loan Party. This Agreement and each of the other Loan Documents (as amended hereby) are the legal, valid and binding obligation of the such Loan Party, enforceable against such Loan Party in accordance with their respective terms; provided that the enforceability hereof and thereof is subject in each case to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights generally; and
(d)Both before and after giving effect to this Agreement, the representations and warranties of such Borrower set forth in Section 4.01 of the Credit Agreement (except for the representations and warranties specified in Section 4.01(e) thereof), and in each other Loan Document, are true and correct in all material respects (and in all respects, if already qualified by materiality or Material Adverse Effect), on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects, if already qualified by materiality or Material Adverse Effect) as of such earlier date.
SECTION 5.Reference to and Effect on the Credit Agreement; Confirmation of Guarantors.
(a)On and after the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by, and after giving effect to, this Agreement.
(b)Each Loan Document, after giving effect to this Agreement, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed, except that, on and after the effectiveness of this Agreement, each reference in each of the Loan Documents (including the Guarantee Agreement and the TRS Subsidiary Guarantee Agreement) to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by, and after giving effect to, this Agreement.
(c)Each Loan Party hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party, (ii) in the case of each Guarantor (as defined in the Guarantee Agreement), ratifies and reaffirms its guaranty of the Obligations (as defined in the Guarantee Agreement) pursuant to Section 1 of the Guarantee Agreement, and (iii) in the case of each TRS Subsidiary Guarantor, ratifies and reaffirms its guaranty of the Obligations (as defined in the TRS Subsidiary Guarantee Agreement) pursuant to Section 1 of the TRS Subsidiary Guarantee

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Agreement.
(d)The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent Parties under any of the Loan Documents, or constitute a waiver of any provision of any of the Loan Documents.
(e)Each party hereto hereby agrees that this Agreement shall be a “Loan Document”.
SECTION 6.Costs, Expenses. Each of the Borrowers agrees to pay on demand all reasonable out of pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Agreement and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.
SECTION 7.Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier (or other electronic transmission) shall be effective as delivery of a manually executed counterpart of this Agreement.
SECTION 8.WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.
SECTION 9.Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Incremental Assumption Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

Borrowers:	RAYONIER INC.
By:________________________________
Name: Hans E. Vanden Noort
Title: Senior Vice President and Chief Financial Officer

RAYONIER TRS HOLDINGS INC.
By________________________________
Name: Hans E. Vanden Noort
Title: Senior Vice President and Controller

RAYONIER OPERATING COMPANY LLC
By:________________________________
Name: Hans E. Vanden Noort
Title: Senior Vice President and Chief Financial Officer

RAYONIER FOREST RESOURCES, L.P.

By: Rayonier Timberlands Management, LLC,
its Managing General Partner
By:________________________________
Name: Hans E. Vanden Noort
Title: Senior Vice President and Controller

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Guarantors:	RAYONIER INC.

By:________________________________
Name: Hans E. Vanden Noort
Title: Senior Vice President and Chief Financial Officer

RAYONIER OPERATING COMPANY LLC

By:________________________________
Name: Hans E. Vanden Noort
Title: Senior Vice President and Chief Financial Officer

RAYONIER TRS HOLDINGS INC.

By:________________________________
Name: Hans E. Vanden Noort
Title: Senior Vice President and Controller

TERRAPOINTE LLC
NEOGA LAKES, LLC

By:_________________________________
Name: Hans E. Vanden Noort
Title: Controller

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Guarantors:	RAYONIER PRODUCTS LLC
RAYONIER TRS FOREST OPERATIONS, LLC
RAYONIER WOOD PROCUREMENT, LLC
RAYONIER WOOD PRODUCTS, L.L.C.
RAYONIER PROPERTIES, LLC
RAYONIER PERFORMANCE FIBERS, LLC
RAYONIER EAST NASSAU TIMBER PROPERTIES I, LLC
RAYONIER EAST NASSAU TIMBER PROPERTIES II, LLC
RAYONIER EAST NASSAU TIMBER PROPERTIES III, LLC
RAYONIER EAST NASSAU TIMBER PROPERTIES IV, LLC
RAYONIER EAST NASSAU TIMBER PROPERTIES V, LLC
RAYONIER EAST NASSAU TIMBER PROPERTIES VI, LLC
RAYONIER EAST NASSAU TIMBER PROPERTIES VII, LLC
BELFAST COMMERCE CENTRE LLC

By:__________________________________
Name: Hans E. Vanden Noort
Title: Senior Vice President and Controller

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Guarantors:	SOUTHERN WOOD PIEDMONT COMPANY

By:_________________________________
Name: Michael R. Herman
Title: Vice President

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CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Administrative Agent

By:________________________________
Name:
Title:

By:________________________________
Name:
Title:

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________________________________,
as Increasing Lender
By:________________________________
Name:
Title:

________________________________,
as Increasing Lender
By:________________________________
Name:
Title:

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________________________________,
as Assuming Lender
By:________________________________
Name:
Title:

________________________________,
as Assuming Lender
By:________________________________
Name:
Title:

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ANNEX I
INCREASING LENDER INCREMENTAL COMMITMENTS

Increasing Lender	Increasing Lender Incremental Commitment
Credit Suisse AG, Cayman Islands Branch	$5,000,000
Bank of America, N.A.	$5,000,000
JPMorgan Chase Bank, N.A.	$5,000,000
SunTrust Bank	$5,000,000
Wells Fargo Bank, National Association	$5,000,000
CoBank	$5,000,000
U.S. Bank, National Association	$5,000,000
TD Bank, N.A.	$5,000,000
AgFirst Farm Credit Bank	$5,000,000
Farm Credit Bank of Texas	$5,000,000
Northwest Farm Credit Services	$5,000,000
Branch Banking & Trust Company	$7,000,000
Agstar	$7,000,000
Sumitomo Mitsui Banking Corporation	$7,000,000
Synovus Bank	$7,000,000
Comerica Bank	$13,000,000
PNC Bank, National Association	$13,000,000
Farm Credit East	$5,000,000

Annex I
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ANNEX II
ASSUMING LENDER INCREMENTAL COMMITMENTS

Assuming Lender	Assuming Lender Incremental Commitment
Fifth Third Bank, an Ohio Banking Corporation	$18,000,000
DnB NOR Bank ASA	$18,000,000

Annex II
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ANNEX III
SCHEDULE I
Commitment Amounts and Applicable Lending Offices

Lender	Commitment Amount
Credit Suisse AG, Cayman Islands Branch	$27,500,000
Bank of America, N.A.	$27,500,000
JPMorgan Chase Bank, N.A.	$27,500,000
SunTrust Bank	$27,500,000
Wells Fargo Bank, National Association	$27,500,000
CoBank	$27,500,000
U.S. Bank, National Association	$25,000,000
TD Bank, N.A.	$25,000,000
BNY Mellon	$15,000,000
AgFirst Farm Credit Bank	$18,000,000
Farm Credit Bank of Texas	$18,000,000
Northwest Farm Credit Services	$18,000,000
Regions Bank / AmSouth	$12,000,000
Branch Banking & Trust Company	$18,000,000
Agstar	$18,000,000
Sumitomo Mitsui Banking Corporation	$18,000,000
Synovus Bank	$18,000,000
Comerica Bank	$18,000,000
PNC Bank, National Association	$18,000,000
Farm Credit East	$10,000,000
Fifth Third Bank, an Ohio Banking Corporation	$18,000,000
DnB NOR Bank ASA	$18,000,000
Total Commitment Amount:	$450,000,000

Annex III
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EXHIBIT A
ASSUMPTION AGREEMENT
ASSUMPTION AGREEMENT, dated as of August 30, 2011 (this “Agreement”), by and among RAYONIER INC., a North Carolina corporation (“Rayonier”), RAYONIER TRS HOLDINGS INC., a Delaware corporation (“TRS”), RAYONIER FOREST RESOURCES, L.P., a Delaware limited partnership (“RFR”) and RAYONIER OPERATING COMPANY LLC, a Delaware limited liability company (“ROC”; and each of Rayonier, TRS, RFR and ROC being referred to herein individually as a “Borrower”, and collectively as the “Borrowers”), the Persons whose names appear on the signature pages hereto, each as an Assuming Lender (as defined in the Credit Agreement referred to below) (in such capacity, the “Assuming Lenders”) and Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders under, and as defined in the Credit Agreement.
PRELIMINARY STATEMENTS:
(1)    The Borrowers, the Administrative Agent and the other agents party thereto, and lenders from time to time party thereto are parties to a Five-Year Revolving Credit Agreement, dated as of April 21, 2011 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”);
(2)    The Borrowers, the Administrative Agent, Assuming Lenders and the Increasing Lenders are parties to that Incremental Assumption Agreement, dated as of August 30, 2011 (the “Incremental Assumption Agreement”). Capitalized terms not otherwise defined in this Agreement have the same meanings as specified in the Incremental Assumption Agreement;
(3)    Rayonier has also requested that the Assuming Lenders collectively provide Assuming Lender Incremental Commitments, and each Assuming Lender is prepared to provide its Assuming Lender Incremental Commitments, in each case subject to the other terms and conditions set forth in the Incremental Assumption Agreement;
(4)    Pursuant to Section 2.19(d) of the Credit Agreement and subject to the terms and conditions of the Incremental Assumption Amendment, each Assuming Lender shall become a Lender under the Credit Agreement pursuant to an Assumption Agreement;
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
Section 1.    Each Assuming Lender hereby agrees to become a “Lender” under, and as defined in, the Credit Agreement, and further agrees to provide the Assuming Lender Incremental Commitment set forth on its signature page hereto pursuant to and in accordance with Section 2.19 of the Credit Agreement on the Effective Date. The Assuming Lender Incremental Commitments provided pursuant to this Agreement shall be subject to all of the terms and conditions set forth in the Credit Agreement, and shall be entitled to all the benefits afforded by the Credit Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guarantee Agreement and the TRS Subsidiary Guarantee Agreement.
Section 2.    The Assuming Lenders, the Borrowers and the Administrative Agent acknowledge and agree that the Assuming Lender Incremental Commitments provided pursuant to this Agreement shall constitute Commitments for all purposes of the Credit Agreement and the other applicable

Exhibit A
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Loan Documents.
Section 3.    Each Assuming Lender (i) confirms that it has received a copy of the Incremental Assumption Agreement, the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, Issuing Bank, the Joint Lead Arranger or any other arranger or similar agent. or any other Assuming Lender or any other Lender or Agent Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.
Section 4.    Upon (i) the execution of a counterpart of this Agreement by each Assuming Lender, the Administrative Agent and the Borrowers and (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of telecopy or other electronic transmission) hereof, each of the undersigned Assuming Lenders shall become a Lender under, and as defined in, the Credit Agreement and shall have the respective Assuming Lender Incremental Commitment set forth on its signature page hereto, effective as of the Effective Date.
Section 5.    For each Assuming Lender, delivered herewith to the Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Assuming Lender may be required to deliver to the Administrative Agent under the Credit Agreement.
Section 6.    (a) This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.
(b)    This Agreement is a “Loan Document.”
(c)    This Agreement, the Incremental Assumption Agreement, Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.
(d)    THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

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Exhibit A
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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Assumption Agreement as of ______________________, 2011.

________________________________________,
as Assuming Lender
By:________________________________
Name:
Title:

$_________________________

Acknowledged and Agreed to by:
RAYONIER INC.
By:________________________________
Name: Hans E. Vanden Noort
Title: Senior Vice President and Chief Financial Officer

RAYONIER TRS HOLDINGS INC.
By:________________________________
Name: Hans E. Vanden Noort
Title: Senior Vice President and Controller

RAYONIER OPERATING COMPANY LLC
By:________________________________
Name: Hans E. Vanden Noort
Title: Senior Vice President and Chief Financial Officer

[SIGNATURE PAGE]                         Exhibit A
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RAYONIER FOREST RESOURCES, L.P.
By: Rayonier Timberlands Management, LLC,
its Managing General Partner
By ________________________________
Name: Hans E. Vanden Noort
Title: Senior Vice President and Controller

Acknowledged and Accepted by:
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Administrative Agent

By ________________________________
Name:
Title:

[SIGNATURE PAGE]                         Exhibit A
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